Exhibit 10.9

                               SECURITY AGREEMENT


          THIS SECURITY AGREEMENT, dated as of March 14, 2000 (herein as amended, restated, supplemented or otherwise modified from time to time, called this "Security Agreement"), is between Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (herein called the "Debtor"), and SunTrust Bank, a Georgia banking corporation, as trustee (herein, together with its successors and assigns in such capacity, called the "Trustee") for the benefit of itself and the Holders (as hereinafter defined). Capitalized terms used but not otherwise defined herein shall have the meanings given in the Indenture (as hereinafter defined).

                              W I T N E S S E T H:
                              --------------------

                                    RECITALS

          WHEREAS, the Debtor and the Trustee are, contemporaneously with the execution and delivery of this Security Agreement, entering into that certain Indenture of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which Debtor (a) is issuing its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes"), and (b) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes"and, together with the Series A Notes, the "Initial Notes"), in the original aggregate principal amount of $100,000,000, and pursuant to which the Debtor may issue up to an additional $35,000,000 aggregate principal amount of notes in the same series as the Initial Notes (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Additional Notes" and, together with the Initial Notes, the "Notes").

          WHEREAS, it is a condition precedent to the purchase of the Initial Notes that Debtor shall have executed and delivered this Security Agreement to the Trustee for itself and the ratable benefit of the holders from time to time of the Notes (the "Holders") to secure the due and punctual payment and performance of the Obligations (as hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing premises and in order to induce the Trustee to enter into the Indenture and to induce the Holders to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees, for the benefit of the Trustee and for the ratable benefit of the Holders as follows:

SECTION 1 Definitions. When used herein, (a) the terms Account, Chattel Paper, Deposit Account, Document, Equipment, Fixture, General Intangibles, Goods, Instruments, Investment Property and Inventory shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below) and (b) the following terms shall have the following meanings:

          "Account Debtor" shall mean the party who is obligated on or under any Account Receivable or Contract Right of the Debtor or, if appropriate, any General Intangible of the Debtor.

          "Account Receivable" shall mean an Account.

          "Additional Debtor" shall have the meaning assigned to such term under subsection 9.12.

          "Advance Disbursement Account" shall mean that certain account number 0404017634 at Norwest Bank Minnesota, N.A.

          "Amendment" shall have the meaning assigned to such term under subsection 9.12.

          "Assignee Deposit Account" shall have the meaning assigned to such term under Section 4.

          "Black Hawk Casino" shall mean the pending project to develop, construct, equip and operate the Debtor's casino and related amenities.

          "Cash Collateral and Disbursement Agreement" shall mean the Cash Collateral and Disbursement Agreement among the Debtor, the Trustee, Hyatt Gaming, RE TECH+, Inc., as independent construction consultant, First American Heritage Title Company, as the construction escrow agent, and the Disbursement Agent (as amended, restated, supplemented or otherwise modified from time to time).

          "Collateral" shall mean all property or rights in which a security interest is granted hereunder.

          "Computer Hardware and Software" shall mean (i) all computer and other electronic data processing hardware, whether now owned, licensed or leased or hereafter acquired by the Debtor, including, without limitation, all integrated computer systems, central features, computer elements, card processing units, memory units, display terminals, printers, readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now owned, licensed or leased or hereafter acquired by the Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by the Debtor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii) above, whether now owned, licensed or leased or hereafter acquired by the Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

          "Contract Right" shall mean any right of the Debtor to payment under a contract for the sale or lease of Goods or the rendering of services, which right is at the time of determination not yet earned by performance.

          "Debtor" shall have the meaning assigned to such term in the Preamble.

          "Disbursement Agent" shall mean Norwest Bank Minnesota, N.A., a national association, as disbursement agent.

          "Excluded Assets" shall have the meaning assigned to such term in
Section 2.

          "FF&E" shall mean furniture, fixtures or equipment used in the ordinary course of the business of the Debtor and its Subsidiaries.

          "FF&E Financing" shall mean the incurrence of indebtedness, the proceeds of which are utilized solely to finance or refinance the acquisition of (or entry into a capital lease by the Debtor or a Subsidiary with respect to ) FF&E to the extent permitted by the Indenture.

          "Gaming Authority" shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or any foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, including the Colorado Limited Gaming Control Commission and any other applicable gaming regulatory authority with authority to regulate any gaming operation (or proposed gaming operation) owned by the Debtor or any of its Subsidiaries and managed or operated by Hyatt Gaming or any of its Subsidiaries.

          "Gaming Business" shall mean the gaming business and includes all businesses either licensed or unlicensed by a Gaming Authority necessary for, incident to or connected with or arising out of the operation of a gaming establishment or facility (including developing and operating lodging, retail and restaurant facilities, sports or entertainment facilities, transportation services or other related activities or enterprises and any additions or improvements thereto) and any businesses incident and useful to the gaming business, including, without limitation, food and beverage distribution operations to the extent that they are operated in connection with a gaming business.

          "Gaming Laws" shall mean the gaming laws of any jurisdiction or jurisdictions to which the Debtor or any of its Subsidiaries is, or may at any time after the date of the Indenture, be subject.

          "Gaming License" shall mean any license, permit, franchise or other authorization from any Gaming Authority required on the date of the Indenture or at any time thereafter to own, lease, operate or otherwise conduct the Gaming Business of the Debtor, including all licenses granted under the Gaming Laws of any jurisdiction to which the Debtor or any of its Subsidiaries is, or may at any time after the date of the Indenture, be subject.

          "Holders" shall have the meaning assigned to such term in the Recitals.

          "Hyatt Gaming" shall mean Hyatt Gaming Management, Inc., a Nevada corporation, and its successor and assigns.

          "Hyatt Gaming Accounts" shall mean the accounts, or such portion of accounts, to be maintained by the Disbursement Agent pursuant to the terms of the Cash Collateral and Disbursement Agreement, into which approximately $5,900,000 of the proceeds of the offering of the Second Mortgage Notes will be deposited.

          "Hyatt Intellectual Property" shall mean certain intellectual property of which Hyatt Gaming is either the owner or licensee including (a) software for use at one or more other facilities managed by Hyatt Gaming or its affiliates and all source and object code versions thereof and all related documentation, flow charts, user manuals, listing, and service/operator manuals and any enhancements, modifications, or substitutions thereof, and (b) trade secrets, trade names, trademarks, know-how and other proprietary information relating to the operating methods, procedures and policies with respect to the Black Hawk Casino.

          "Indenture" shall have the meaning assigned to such term in the Recitals.

          "Intellectual Property" shall mean all of the following owned by, issued to or licensed to the Debtor and used in its business, along with all income, royalties, damages and payments due or payable now or hereafter (including without limitation, damages and payments for past or future infringements or misappropriations thereof), the right to sue and recover for past infringements or misappropriations thereof and any and all corresponding rights that, now or hereafter, may be secured throughout the world: patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissues, continuations, continuations-in-part, revisions, extensions or reexaminations thereof; trademarks, service marks, trade styles, trade dress logos, trade names, corporate names, company names, business names and fictitious business names, together with all goodwill associated therewith (including, without limitation, the use of the current corporate name and trade names listed on
Schedule III hereto and all translations, adaptations, derivations and combinations of the foregoing); copyrights (whether registered, unregistered, statutory or common law) and copyrightable works; internet domain names; mask works; and registrations, applications and renewals for any of the foregoing; trade secrets and confidential information (including, without limitation, ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, research and development information drawings, specifications, designs, plans, proposals, technical data, financial and accounting data, business and marketing plans, and customer and supplier lists and related information); computer software (including, without limitation, data, data bases and documentation); other intellectual property rights; and all copies and tangible embodiments of the foregoing (in whatever form or medium).

          "Intercreditor Agreement" shall mean the Intercreditor Subordination and Collateral Agreement among the Debtor, Hyatt Gaming and the Trustee (as amended, restated, supplemented or otherwise modified from time to time).

          "Liquor Laws" shall mean the liquor laws of any jurisdiction or jurisdictions to which the Debtor or any of its Subsidiaries is, or may at any time after the date of the Indenture, be subject.

          "Liquor License" shall mean any license, permit, franchise or other authorization from any Liquor Licensing Authority necessary or required on the date of the Indenture or at any time thereafter to own, lease, operate or otherwise conduct the lodging, retail, restaurant or other entertainment facilities of the Debtor, including all licenses granted under the Liquor Laws.

          "Liquor Licensing Authority" shall mean means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or a foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, including the Colorado Liquor Enforcement Division and the city of Black Hawk Liquor Licensing Authority and any other applicable liquor licensing regulatory authority with authority to regulate any liquor licensed operation (or proposed liquor licensed operation) owned by the Debtor and managed or operated by Hyatt Gaming or any of its Subsidiaries.

          "Management Agreement" shall mean the Management Agreement dated as of February 2, 2000 between Hyatt Gaming and the Debtor relating to the management of the Black Hawk Casino (as amended, restated, supplemented or otherwise modified from time to time).

          "Non-Tangible Collateral" shall mean, collectively, the Debtor's Accounts Receivable, Contract Rights and General Intangibles.

          "Notes" shall have the meaning assigned to such term in the Recitals.

          "Obligations" shall mean all obligations of the Debtor to the Holders and the Trustee howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Indenture, the Notes, this Security Agreement or any other document, instrument, financing statement or agreement now or hereafter executed and delivered in connection herewith or therewith.

          "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization and a government agency or a political subdivision thereof.

          "Protected Marks" shall mean the right of Hyatt Gaming to use certain logos, trademarks, trade names and other marks related to the Protected Name in conjunction with the operation of the Black Hawk Casino.

          "Protected Name" shall mean the right of Hyatt Gaming to use the name "Hyatt" either alone or in conjunction with another word or words in conjunction with the operation of the Black Hawk Casino.

          "Second Mortgage Notes" shall mean the $7.5 million of subordinated secured indebtedness issued to Hyatt Gaming by the Debtor.

          "Subordinated Loan Agreement" shall mean the Subordinated Loan Agreement of even date herewith between the Debtor and Hyatt Gaming (as amended, restated, supplemented or otherwise modified from time to time).

          "Subsidiary" shall mean, with respect to any Person: (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

          "Trustee" - shall have the meaning assigned to such term in the Preamble.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York on the date of this Security Agreement; provided, however, that if by reason of mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest granted hereunder in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "Unmatured Surviving Obligation" shall mean, as of any date, an Obligation which is contingent and unliquidated and not due and owing on such date and which, pursuant to provisions of the Indenture, the Notes, this Security Agreement, the other Collateral Documents and any other document or agreement executed in connection herewith or therewith, survives termination of such documents or agreements and the indefeasible payment in full of the Senior Notes.

SECTION 2 Grant of Security Interest. As collateral security for the due and punctual payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all Obligations, the Debtor hereby grants to the Trustee for itself and on behalf of the Holders, a continuing security interest in the following property of the Debtor, and in all of the Debtor's right, title and interest therein, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

          (i)  all Accounts Receivable;

          (ii) all Chattel Paper;

          (iii) all Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

          (iv) all Contract Rights;

          (v) all Deposit Accounts (including, without limitation, the Hyatt Gaming Accounts and each Assignee Deposit Account);

          (vi) all Documents;

          (vii) all General Intangibles (including, without limitation, any rights of the Debtor arising from time to time to receive payment under a billing to a person or other entity representing such person's or entity's obligation to reimburse the Debtor for indebtedness paid or to be paid by the Debtor for the account of such person or entity or for loans and advances by Debtor to such person or entity);

          (viii) all Goods (including, without limitation, all its Equipment, Fixtures and Inventory), and together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

          (ix) all Instruments;

          (x)  all Intellectual Property;

          (xi) all money (of every jurisdiction whatsoever) other than and in addition to any money in the Deposit Accounts; and

          (xii) all Investment Property;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided, however, that there shall be excluded from the Collateral the following assets (the "Excluded Assets"): (A) Gaming Licenses, (B) Liquor Licenses, (C) all gaming devices, other licenses or permits and any interest in such gaming devices, licenses or permits to the extent (but only to the extent) that the Gaming Laws or Liquor Laws, as applicable, prohibit, as of the date hereof, the Debtor from granting a security interest therein without the approval of the relevant Gaming Authority or Liquor License Authority (but only to the extent such approval has not been obtained), (D) FF&E to the extent that
(1) the purchase or lease of such FF&E is not financed with the proceeds of the Notes but with the proceeds of an FF&E Financing and (2) the Debtor is permitted to enter into such FF&E Financing for such FF&E under the Indenture and (E) the Hyatt Intellectual Property, the Protected Marks and the Protected Name;

provided, further, that (x) any such Excluded Asset now owned or hereafter acquired by the Debtor shall automatically become part of the Collateral when and to the extent it may subsequently be made subject to such a lien and/or such approval of the Gaming Authority or Liquor License Authority, as applicable, is obtained and/or such FF&E Financing has been repaid, satisfied or terminated and
(y) all proceeds of any Excluded Assets shall be subject to the continuing security interest granted hereunder to the full extent permitted under applicable Gaming Laws or Liquor Laws or the terms of the FF&E Financing; provided, still further, that the security interest granted herein in the Hyatt Gaming Accounts shall be subordinated to the lien of Hyatt Gaming in such accounts to the extent, but only to the extent, set forth in the Intercreditor Agreement.

          Notwithstanding anything herein to the contrary, (i) the Debtor shall remain liable under each contract and other agreement to which it is a party constituting Collateral, and shall observe and perform all conditions and obligations under such contracts and other agreements in accordance with the terms and provisions thereof and (ii) the failure of the Debtor to grant a security interest in gaming devices, other licenses or permits and any interest in such gaming devices, licenses or permits to the extent (but only to the extent) prohibited by the Gaming Laws or Liquor Laws, as amended, supplemented or otherwise modified subsequent to the date hereof, shall not constitute an Event of Default.

SECTION 3. Representations and Warranties. The Debtor represents and warrants that:

          (i) except for the financing statements set forth on Schedule V hereto which will be released in connection with the consummation of the transactions contemplated hereby, Uniform Commercial Code financing statement (other than any which may have been filed on behalf of the Trustee or in connection with Permitted Liens) covering any of the Collateral is on file in any public office;

          (ii) the Debtor is and will be the lawful owner of all of the Collateral, free of all liens and claims whatsoever, other than the security interest hereunder, the lien of Hyatt Gaming on the Hyatt Gaming Accounts and Permitted Liens with full power and authority to execute this Security Agreement and to perform the Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder;

          (iii) all information with respect to the Collateral and the Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to the Trustee, and all other written information heretofore or hereafter furnished by the Debtor to the Trustee, is and will be true and correct in all material respects as of the date furnished;

          (iv) the address of the location of the records of the Debtor concerning Non- Tangible Collateral and the address of the Debtor's chief executive office are as set forth on Schedule I hereto, and the Debtor's Inventory and other Goods are located at its own premises at the address(es) shown on such Schedule I;

          (v) none of the Collateral (other than Non-Tangible Collateral) has, within the four (4) months preceding the date of this Security Agreement, been located at any place other than the Debtor's own premises at the address(es) shown on Schedule I hereto;

          (vi) the Debtor is not now known and has not previously been known by any trade name except as disclosed on Schedule III hereto;

          (vii) except as set forth on Schedule III hereto, the Debtor has not been known by any legal name different from the one set forth on the signature page of this Security Agreement, nor has the Debtor been the subject of any merger or other corporate reorganization except as previously disclosed to the Trustee in writing prior to the date hereof;

          (viii) Schedule II hereto is a complete listing of all of the Debtor's Intellectual Property;

          (ix) except as disclosed on Schedule IV hereto, the Debtor is not a party to any Federal, state or local government contract;

          (x) the Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;

          (xi) the execution and delivery of this Security Agreement and the performance by the Debtor of its obligations hereunder are within the Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Debtor or of any agreement, instrument or order binding upon the Debtor;

          (xii) this Security Agreement is a legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms;

          (xiii) the Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non- compliance with which could materially and adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Debtor or the value of the Collateral or the worth of the Collateral as collateral security;

          (xiv) all of the Intellectual Property is subsisting and none has been adjudged invalid or unenforceable, in whole or in part; and

          (xv) all of the Intellectual Property is valid and enforceable and, in the case of the patents and patent applications included in the Intellectual Property, the Debtor has notified the Trustee in writing of all prior uses (including public uses and sales) of which it is aware.

SECTION 4 Processing Sale Collections, etc. Until such time as a Default or an Event of Default shall have occurred and remained continuing, the Debtor, in accordance with the terms of the Indenture,

          (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by the Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Debtor for such purpose;

          (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Trustee may reasonably request or, in the absence of such request, as the Debtor may deem advisable; and

          (iii) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral.

          The Trustee, however, may, at any time a Default or an Event of Default has occurred and is continuing, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Trustee of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise. Upon request of the Trustee at any time a Default or an Event of Default has occurred and is continuing, the Debtor will, at its own expense notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Trustee of any amounts due or to become due thereunder.

          Upon request of the Trustee at any time a Default or an Event of Default has occurred and is continuing, the Debtor will (except as the Trustee may otherwise consent in writing) forthwith, upon receipt, transmit and deliver to the Trustee, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Trustee) which may be received by the Debtor (except for amounts payable to regulatory authorities as required by law) at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Trustee may otherwise consent in writing, any such items which may be received by the Debtor after such request by the Trustee will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Trustee until delivery is made to the Trustee. The Debtor will comply with the terms and conditions of any consent given by the Trustee pursuant to the provisions of this paragraph.

          All items or amounts which are delivered by the Debtor to the Trustee (or collected directly by the Trustee, as the case may be) pursuant to the foregoing provisions of this Section 4 on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (herein called the "Assignee Deposit Account") of the Debtor with the Trustee, as security for the performance and payment of the Obligations. The Debtor shall have no right to withdraw any funds deposited in the Assignee Deposit Account. The Trustee may, from time to time, in its discretion, but subject to the Indenture, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, as set forth in
Section 8, including toward payment of the Obligations, whether or not due.

          So long as a Default or an Event of Default has occurred and is continuing, the Trustee is authorized to endorse, in the name of the Debtor, any item, howsoever received by the Trustee, representing any payment on or other proceeds of any of the Collateral.

SECTION 5 Certificates, Schedules and Reports. The Debtor will from time to time, as the Trustee may reasonably request, deliver to the Trustee a schedule identifying each Account Receivable (not previously so identified) subject to the security interest hereunder, and such additional schedules and such certificates and reports with respect to all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by the Debtor in full or partial payment or otherwise as proceeds of any of the Collateral. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as the Trustee may reasonably specify. Any such schedule identifying any Account Receivable subject to the security interest hereunder shall be accompanied (if the Trustee so requests) by a true and correct copy of the invoice evidencing such Account Receivable and by evidence of shipment or performance. The Debtor shall promptly notify the Trustee of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Debtor, and such notice shall specify the amount of such loss or depreciation.

SECTION 6 Agreements of the Debtor. The Debtor will:

          (i) upon request of the Trustee, execute such Uniform Commercial Code financing statements and other documents (including, without limitation, a Security Interest in Intellectual Property in substantially the form of Annex I hereto, or any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C.ss.3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), and pay the cost of filing or recording the same or this Security Agreement in all public offices deemed necessary or appropriate by the Trustee and do such other acts and things (including, without limitation, delivery to the Trustee of the originals of all Instruments, Documents, Chattel Paper, letters of credit and certificated securities (indorsed in blank, marked with such legends and accompanied with such powers and assignments as required by the Trustee) which constitute Collateral), all as the Trustee may from time to time reasonably request to establish and maintain a valid, first perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure the performance and payment of the Obligations;

          (ii) upon request of the Trustee, with respect to any Investment Property which is not a certificated security, take and use its best efforts to cause all relevant parties to take such actions (including, without limitation, obtaining the agreement of any securities intermediary to comply with instructions and entitlement orders of the Trustee without further consent of the Debtor or other registered owner or entitlement holder) to (A) cause the security interest in such Collateral to be perfected by "control" (as used in Articles 8 and 9 of the UCC) and (B) establish and maintain a valid, first perfected security interest in such Collateral (subject to the interest of Hyatt Gaming in the Hyatt Gaming Accounts as set forth in the Intercreditor Agreement);

          (iii) keep all its Inventory and other Goods, unless the Trustee shall otherwise consent in writing, at its own premises at address(es) shown on Schedule I hereto;

          (iv) keep, at its address(es) so indicated on Schedule I hereto, its records concerning Non-Tangible Collateral, which records will be of such character as will enable the Trustee or its designees to determine at any time the status thereof, and the Debtor will not duplicate any such records at any other address unless (A) such duplicate records are clearly and conspicuously marked to indicate that they are duplicates and (B) the Debtor has given the Trustee not less than 30 days' prior written notice of the address at which such duplicate records are to be kept;

          (v) furnish the Trustee such information concerning the Debtor, the Collateral and the Account Debtors as the Trustee may from time to time reasonably request;

          (vi) permit the Trustee and its designees, from time to time during normal business hours and upon reasonable notice, to inspect Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor, and will, upon request of the Trustee at any time when a Default or an Event of Default has occurred and is continuing, deliver to the Trustee all of such records and papers which pertain to the Collateral and the Account Debtors;

          (vii) upon request of the Trustee, stamp on its books and records concerning the Collateral (and/or enter in its computer records concerning the Collateral) a notation, in form reasonably satisfactory to the Trustee, of the security interest of the Trustee hereunder;

          (viii) except for the sale or lease of Inventory in the ordinary course of its business and as permitted under the Indenture and the creation or existence of Permitted Liens, not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than the Trustee;

          (ix) at all times maintain insurance policies with reputable insurance companies insuring (A) all its Inventory and other Goods against loss by fire, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated (and, in any event, as is required by applicable law) and naming the Trustee as loss payee, and (B) the Debtor and the Trustee against liability for personal injury and property damage relating to such Inventory and other Goods and naming the Trustee as an additional insured (it being understood that (1) so long as no Default or Event of Default has occurred and is continuing, the Trustee shall deliver any proceeds of such insurance which may be received by it to the Debtor and (2) whenever a Default or an Event of Default has occurred and is continuing, the Trustee may apply any proceeds of such insurance which may be received by it as set forth in Section 8, including toward payment of the Obligations, whether or not due) and such policies or certificates thereof shall, if the Trustee so requests, be deposited with or furnished to the Trustee;

          (x) take such actions as are necessary to keep its Inventory in good repair and condition;

          (xi) take such actions as are necessary to keep its Equipment in good repair and condition and in good working or running order;

          (xii) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable); provided, however, that the Debtor shall not be required to pay any such fee, tax, assessment or other charge if
               (A) the validity of which is being contested by the Debtor in good faith by appropriate proceedings, so long as forfeiture of any part of its Equipment or other Goods will not result from the failure of the Debtor to pay any such fee, tax, assessment or other charge, during the period of such contest or (B) the failure to pay such obligations could not, individually or in the aggregate, reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein, other than as a result of a Permitted Lien;

          (xiii) upon request of the Trustee, cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Trustee in the Equipment covered thereby;

          (xiv) furnish to the Trustee, as soon as possible and in any event within thirty (30) days prior to the occurrence from time to time of (A) any change in the address of the Debtor's chief executive office, (B) any change in the name of the Debtor or (C) the conduct of business under any trade name not disclosed on
               Schedule III hereto, notice in writing of such change or conduct of business;

          (xv) reimburse the Trustee for all reasonable expenses, including attorneys' fees and legal expenses, incurred by the Trustee in seeking to collect or enforce any rights under the Collateral and, in the case of a Default or an Event of Default, incurred by the Trustee in seeking to collect any of the Obligations and to enforce its rights hereunder;

          (xvi) protect, preserve and maintain all rights in the Collateral, including but not limited to the duty to prosecute and/or defend against, subject to the Debtor's reasonable business judgment, any and all suits contesting infringement, misappropriation or dilution of the Intellectual Property, any other suits containing allegations respecting the validity of the Collateral or any thereof, and any suits claiming injury to the goodwill associated with any of the trademarks or trademark applications;

          (xvii) furnish to the Trustee, as soon as possible and in any event within thirty (30) days after filing of any application for registration of any trademark, patent or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any other country or political subdivision thereof, notice in writing of such filing;

          (xviii) either itself or through licensees with respect to each material trademark and trademark application, (A) subject to the Debtor's reasonable business judgment, (1) continue to use such trademark on each and every trademark class of goods applicable to its current line as reflected in its current brochures, advertisements and any other promotional materials in order to maintain such trademark in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such trademark, (3) not (and not permit any licensee or sublicensee thereto to) abandon any trademark or do any act or knowingly omit to do any act whereby any trademark may become invalidated or otherwise impaired, (B) employ such trademark with the appropriate notice of application or registration as required by applicable law, and
               (C) not adopt any use or mark which is confusingly similar or a colorable imitation of such trademark unless the Trustee has perfected a security interest in such mark pursuant to this Security Agreement;

          (xix) use its best efforts to prevent the forfeiture, abandonment or dedication to the public of any material patent or patent application;

          (xx) itself or through its licensee, subject to the Debtor's reasonable business judgment, (A) employ each material copyright,
               (B) not (and not permit any licensee or sublicensee thereto to)
               (1) do any act or knowingly omit to do any act whereby any material portions of such copyright may become invalidated or otherwise impaired, and (2) do any act whereby any material portion of such copyrights may fall into the public domain;

          (xxi) use its best efforts, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any other country or political subdivision thereof, to maintain and pursue each application (and obtain the relevant registration) and registration of such Intellectual Property including, filing of applications for renewals, affidavits of use and affidavits of incontestability;

          (xxii) register all (A) material non-registered copyrights and (B) material after- acquired copyrights with the United States Copyright Office; and

          (xxiii) use its best efforts to obtain all necessary approvals or consents of the relevant Gaming Authority or Liquor License Authority for the grant of a security interest to the Trustee in such gaming devices, licenses, permits and any interests in such gaming devices, licenses or permits (excluding Gaming Licenses and Liquor Licenses) without which, the grant of a security interest therein is prohibited, as of the date hereof, by applicable Gaming Laws or Liquor Laws.

Any reasonable expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Debtor. Whenever a Default or an Event of Default has occurred and is continuing, the Trustee shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the Debtor shall at the request of the Trustee do any and all lawful acts and execute any and all proper documents required by the Trustee in aid of such enforcement and the Debtor shall promptly, upon demand, reimburse and indemnify the Trustee for all reasonable costs and expenses incurred by the Trustee in the exercise of its rights under this Section 6. Notwithstanding the foregoing, the Trustee shall have no obligations or liabilities regarding the Collateral or any portion thereof by reason of, or arising out of, this Security Agreement except as set forth in subsection 9.1.

SECTION 7 Event of Default. Whenever a Default or an Event of Default has occurred and is continuing, subject to compliance with the Gaming Laws and the Liquor Laws, the Trustee may exercise from time to time any rights and remedies available to it under applicable law, including without limitation the rights of a secured party under the Uniform Commercial Code. The Debtor agrees, in case of a Default or an Event of Default,

          (i) at Trustee's request to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) included in the Collateral at a convenient place or places acceptable to the Trustee, and

          (ii) at Trustee's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Trustee or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

          Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any disposition by the Trustee of any of the Collateral shall be applied as set forth in Section 8.

SECTION 8 Application of Proceeds. The proceeds of any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied by the Trustee as follows:

          First: to payment of all of the reasonable costs and expenses of the Trustee, including (i) the expenses of such sale, (ii) the out-of-pocket costs and expenses of the Trustee and the fees and out-of-pocket costs and expenses of counsel employed by the Trustee,
          (iii) the payment of all advances made by the Trustee for the account of Debtor hereunder, and (iv) the payment of all costs and expenses incurred by the Trustee in connection with the administration and enforcement of this Security Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Trustee;

          Second: to the payment in full of the Obligations in a manner consistent with Section 6.10 of the Indenture as the Trustee in its discretion shall decide and any Obligation as defined in the Subordinated Loan Agreement to the extent required by Section 3.7 of the Intercreditor Agreement with respect to proceeds of the Advance Disbursement Account;

          Third: the balance, if any, of such proceeds shall be paid to the Debtor, its successors and assigns, or to whomever may be lawfully entitled to receive the same.

SECTION 9 Miscellaneous Provisions.

          SECTION 9.1 Limitation On Duty of Trustee In Respect Of Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Debtor requests in writing, but failure of the Trustee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Trustee to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

          SECTION 9.2 Limitations of Gaming Laws and Liquor Laws. The Trustee acknowledges that: (i) its grant of a security interest in, and its rights and remedies with respect to the Collateral are subject to the limitations and restrictions of the Gaming Laws and/or the Liquor Laws, which may, among other things, require the Trustee to obtain the prior approval of the Gaming Authority or Liquor License Authority, as applicable, enforcing such laws before taking any action hereunder and to be licensed by such authorities before exercising certain rights and remedies hereunder and (ii) the Gaming Laws and Liquor Laws currently prohibit any pledge, hypothecation or transfer of any Gaming License or Liquor License or any interests therein or attachment of any security interest in such licenses.

          SECTION 9.3 Notice. All notices, requests and other communications provided for hereunder shall be given in accordance with Section 11.02 of the Indenture. A copy of any notice provided pursuant to this Security Agreement shall be provided to Hyatt Gaming at its address as set forth in the Management Agreement.

          SECTION 9.4 No Waiver. No delay on the part of the Trustee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Trustee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          SECTION 9.5 Entire Agreement; Amendments. This Security Agreement, together with the Indenture, the Intercreditor Agreement and the other Collateral Documents, set forth the entire understanding and agreement of the Debtor and the Trustee, and shall supersede any other agreements and understandings (written or oral) between the Debtor and the Trustee on or prior to the date of this Security Agreement with respect to the transaction contemplated in this Security Agreement. No amendment or modification to any terms of this Security Agreement, or cancellation of this Security Agreement, shall be valid unless in writing and executed and delivered by both the Debtor and the Trustee.

          SECTION 9.6 Captions. Section captions used in this Security Agreement are for convenience of reference only and shall not affect the construction of this Security Agreement.

          SECTION 9.7 Facsimile; Counterparts. Each party hereto may deliver an executed signature page to this Security Agreement by facsimile transmission to each other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to each other party promptly thereafter. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

          SECTION 9.8 Governing Law; Severability. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION. If any term or provision of this Security Agreement is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions at any other time or in any other jurisdiction.

          SECTION 9.9 Intentionally omitted.

          SECTION 9.10 Binding Agreement; Assignment. This Security Agreement shall be binding upon the Debtor and the Trustee and their respective successors and assigns, and shall inure to the benefit of the Debtor, the Holders and the Trustee and the respective successors and assigns of the Holders and the Trustee.

          SECTION 9.11 Documents Sufficient As Financing Statement. At the option of the Trustee, this Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

          SECTION 9.12 Additional Debtors. If the Debtor shall acquire or create a Restricted Subsidiary after the date of this Security Agreement, then such newly acquired or created Restricted Subsidiary (each such Restricted Subsidiary, an "Additional Debtor") shall (i) become a party to this Security Agreement by executing and delivering to the Trustee an Amendment to Security Agreement (Additional Debtor) in substantially the form of Annex II hereto (each, an "Amendment") and (ii) shall enter into such documents as shall be necessary, in the Trustee's opinion, to create a perfected, first priority security interest in all types and items of property of such Restricted Subsidiary within the definition of "Collateral"(free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens). Upon execution and delivery by the Additional Debtor to the Trustee of the Amendment, which Amendment need not be executed by the Debtor, and the acceptance thereof by the Trustee, such Additional Debtor shall be and become a Debtor hereunder and each reference in the Indenture, the Notes, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith to the "Debtor" shall include such Person.

          SECTION 9.13 Waiver of Right to Jury Trial. THE TRUSTEE AND DEBTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

          SECTION 9.14 Conflicts with Indenture and Other Collateral Documents. In the event of any conflict between the provisions of this Security Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the applicable provisions or definitions or the Indenture shall govern. To the extent that the Collateral is also subject to any other Collateral Agreement and any provisions of any such other Collateral Agreement conflict with the provisions of this Security Agreement, the provisions of such other Collateral Agreement shall control.

          SECTION 9.15 Termination. Upon the indefeasible payment in full of all Obligations (other than Unmatured Surviving Obligations) of the Debtor under the Indenture, the Notes, this Security Agreement, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith, or upon Legal Defeasance or Covenant Defeasance, the Trustee shall, at the request of the Debtor, deliver a certificate to the Debtor stating that such Obligations have been paid in full, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination the Trustee shall, at the Debtor's expense, execute and deliver to the Debtor such Uniform Commercial Code termination statements and such other documents as the Debtor shall reasonably request to effect or evidence the termination and release of such security interest in the Collateral.


                  [remainder of page intentionally left blank;
                             signature page follows]

          IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the day and year first above written.


                                          DEBTOR
                                          ------

                                          WINDSOR WOODMONT BLACK HAWK
                                          RESORT CORP.


                                          By:  /s/  Michael L. Armstrong
                                               ---------------------------------
                                          Name:   Michael L. Armstrong
                                          Title:  Executive Vice President

                                          TRUSTEE
                                          -------

                                          SUNTRUST BANK, as Trustee


                                          By:  /s/  Deborah M.
                                               ---------------------------------
                                          Name:   Deborah M.
                                          Title:  First Vice President

                                   SCHEDULE I
                                   ----------


Address of the Location
of the Records Concerning
Non-Tangible Collateral:
------------------------

2231 Valdina Street
Dallas, TX 75207


Address of the Debtor's
Chief Executive Office:
-----------------------

2231 Valdina Street
Dallas, TX 75207


Address(es) of the Debtor
where the Inventory and
other Goods are located:
------------------------

None




                                      S-I/1

                                   SCHEDULE II
                                   -----------

                              INTELLECTUAL PROPERTY


                                      None.


                                     S-II/1

                                  SCHEDULE III
                                  ------------

                                PRIOR LEGAL NAMES

                       St. Moritz Black Hawk Resort Corp.





                                   TRADENAMES

                                      None.





                                     S-III/1

                                   SCHEDULE IV
                                   -----------

                              GOVERNMENT CONTRACTS

                                      None.



                                     S-IV/1

                                   SCHEDULE V

                         LIENS TO BE RELEASED AT CLOSING

Financing Statement Number 9800143835 filed July 14, 1998 by National Westminster Bank, PLC with the Texas Secretary of State

Financing Statement Number 3656 filed July 14, 1998 by National Westminster Bank, PLC filed with the County Clerk of Dallas County, TX

Financing Statement Number 2454 filed October 6, 1997 by Kennedy Funding Inc. filed with the Colorado Secretary of State

Financing Statement Number 19972085890 filed October 7, 1997 by Kennedy Funding Inc. filed with the Colorado Secretary of State

Financing Statement Number 2527 filed October 7, 1998 by National Westminster Bank, PLC filed with the Colorado Secretary of State

Financing Statement Number 2528 filed October 7, 1998 by National Westminster Bank, PLC filed with the Colorado Secretary of State

Financing Statement Number 2529 filed October 7, 1998 by Natwest Capital Markets Limited filed with the Colorado Secretary of State





                                      S-V/1

                                     ANNEX I

                                     FORM OF
                              SECURITY INTEREST IN
                              INTELLECTUAL PROPERTY

          THIS SECURITY INTEREST IN INTELLECTUAL PROPERTY dated as of ______________, 200___ (herein as amended, restated, supplemented or otherwise modified from time to time, called this "Security Interest In Intellectual Property"), is made by [GRANTOR], a ___________ corporation (herein called the "Grantor"), in favor of SunTrust Bank, as trustee (herein, together with its successor in such capacity, called the "Trustee") for the benefit of itself and the Holders (as defined in the Security Agreement as hereinafter defined), pursuant to the Indenture (as hereinafter defined).

          WHEREAS, pursuant to that Indenture dated as of March 14, 2000 between [Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation ("Black Hawk")/Grantor] and the Trustee, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), certain notes were issued to [Black Hawk/Grantor];

          WHEREAS, in connection with the Indenture, [Black Hawk,] Grantor and the Trustee have entered into a Security Agreement dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement");

          WHEREAS, as a condition precedent to the issuance of the notes under the Indenture, and in conjunction with the Security Agreement, Grantor is required to execute and deliver this Security Interest In Intellectual Property;

          WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Security Interest In Intellectual Property; and

          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Grantor agrees as follows:

          SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Interest In Intellectual Property, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement or the Indenture (collectively, the "Finance Documents").

          SECTION 2. Grant of Security Interest. As collateral security for the due and punctual payment and performance in full when due (whether at sated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all Obligations, the Grantor hereby grants to the Trustee, a continuing security interest in all of Grantor's right, title and interest in the

                                      A-I/1

[Patents/Trademarks/Copyrights] (including, without limitation, those items listed on Schedule A hereto).

          SECTION 3. Purpose. This Security Interest In Intellectual Property has been executed and delivered by Grantor for the purpose of registering with the United States [Patent and Trademark/Copyright] Office ("[PTO/CO]")the grant of a security interest herein, and in the Finance Documents. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Trustee under the Security Agreement with respect to the Intellectual Property. The Security Agreement (and all rights and remedies of the Trustee thereunder) shall remain in full force and effect in accordance with its respective terms.

          SECTION 4. Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of the Trustee with respect to the security interest in the [Patents/Trademarks/Copyrights] granted hereby are more fully set forth in the Indenture and the other Transaction Documents, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

          SECTION 5. Filing this Security Interest In Intellectual Property. The party that files this Security Interest In Intellectual Property with the [PTO/CO] shall: (i) complete accurately, and include as part of such filing, the [PTO/CO]'s "Recordation Form Cover Sheet" for [patents/trademarks/copyrights] and shall indicate on such cover sheet that the nature of the conveyance is a security agreement; (ii) provide the other party hereto with copies of such filings; and (iii) pay all applicable filing fees.

          SECTION 6. Counterparts. This Security Interest In Intellectual Property may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

          IN TESTIMONY WHEREOF, the Grantor and the Trustee have caused this Security Interest In Intellectual Property to be signed and executed by the undersigned officers thereunto duly authorized this day of , 200___.

                                          [GRANTOR]


                                          By:_________________________________
                                          Name:_______________________________
                                          Title:________________________________


                                          SUNTRUST BANK, as Trustee


                                          By:_________________________________


                                      A-I/2

                                          Name:_______________________________
                                          Title:________________________________



                                      A-I/3

STATE OF _____________ )
                       )  SS
COUNTY OF ____________ )


          On this day of , 200__, there appeared before me , personally known to me, who acknowledged that he/she signed the foregoing Security Interest In Intellectual Property as his/her voluntary act and deed on behalf and with full authority of [GRANTOR].

                                                    ----------------------------
                                                    Notary Public



STATE OF _____________ )
                       )  SS
COUNTY OF ____________ )

          On this day of , 200__, there appeared before me , personally known to me, who acknowledged that he/she signed the foregoing Security Interest In Intellectual Property as his/her voluntary act and deed on behalf and with full authority of SunTrust Bank, as Trustee.


                                                    ----------------------------
                                                    Notary Public


                                      A-I/4

                                   SCHEDULE A


                         [PATENTS/TRADEMARKS/COPYRIGHTS]


                                      REGISTRATION
              TITLE                      NUMBER            ISSUE DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                    [PATENT/TRADEMARK/COPYRIGHT] APPLICATIONS


              TITLE                    SERIAL NO.            FILING DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                      A-I/5

                                    ANNEX II

                                     FORM OF
                         AMENDMENT TO SECURITY AGREEMENT
                               (ADDITIONAL DEBTOR)

          This Amendment to Security Agreement (Additional Debtor) (this "Amendment"), dated as of ___________, ____, relates to the Security Agreement dated as of March 14, 2000, (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") executed by Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation ("Debtor") and SunTrust Bank, as trustee (in such capacity, together with its successors and assigns, the "Trustee"), for the benefit of itself and the Holders (as defined in the Agreement). Capitalized terms used but not otherwise defined herein shall have the meanings given in the Agreement.

          In compliance with Section 4.20 of the Indenture dated as of March 14, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture") between Debtor and the Trustee, [NAME OF RESTRICTED SUBSIDIARY] ("Additional Debtor") and the Trustee hereby agree as follows:

          1. Amendment. The Agreement is hereby amended to add as a party, and more specifically, as a Debtor thereunder, Additional Debtor.

          2. Representations and Warranties. Additional Debtor represents and warrants to the Trustee and each Holder that each of the representations and warranties of Debtor contained in the Agreement is hereby made by Additional Debtor, with respect to Additional Debtor, on and as of the date hereof and is true and correct as to Additional Debtor.

          3. Grant of Security Interest. Additional Debtor hereby grants to the Trustee, for itself and on behalf of the Holders, as collateral security for the due and punctual payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all Obligations, a continuing security interest in all types and items of property of Additional Debtor within the definition of Collateral (as defined in the Agreement) and all products and proceeds thereof, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired.

          4. Schedule Supplements. Additional Debtor has attached hereto supplements to Schedules A through D to the Agreement, and Additional Debtor hereby represents and warrants that such supplements have been prepared by Additional Debtor in substantially the form of the Schedules to the Agreement and are true, accurate and complete as of the date first above written.

          5. Assumption of Rights, Obligations and Liabilities. Additional Debtor assumes all of the rights, obligations and liabilities of a Debtor under the Agreement and agrees to be bound thereby as if Additional Debtor were an original party to the Agreement. Without limiting the generality of the foregoing, Additional Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the



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Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of Debtor, notice of any Default or Event of Default, and all other notices respecting the Obligations (except for any such notices that are required to be given to Additional Debtor pursuant to the other provisions of this Agreement or the provisions of the Notes, the Indenture, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith); and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by the Holders, in its or their discretion, without notice to Additional Debtor.

          6. Effectiveness. This Amendment shall become effective on the date hereof upon the execution hereof by Additional Debtor and the Trustee and delivery hereof to the Trustee.

          7. GOVERNING LAW. THIS AMENDMENT TO SECURITY AGREEMENT (ADDITIONAL DEBTOR) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT LAWS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

          8. Facsimile; Counterparts. Each party hereto may deliver an executed signature page to this Amendment to Security Agreement (Additional Debtor) by facsimile transmission to each other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to each other party promptly thereafter. This Amendment to Security Agreement (Additional Debtor) may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.






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          IN WITNESS WHEREOF, Additional Debtor and the Trustee have caused this
Amendment to Security Agreement (Additional Debtor) to be duly executed and delivered as of the date first written above.

                                          [ADDITIONAL DEBTOR]


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                          Address for Notice:

                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------
                                          Attn:
                                                 -------------------------------

                                          Phone No:
                                                   -----------------------------

                                          Facsimile:
                                                    ----------------------------



                                          SUNTRUST BANK, as Trustee


                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------


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